Filed pursuant to 497(e)

File Nos.  033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED NOVEMBER 8, 2022

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS

AND THE INSTITUTIONAL AND CLASS R6 SHARES PROSPECTUS,

each DATED FEBRUARY 1, 2022, as supplemented

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Class A and Class C Shares Prospectus and the Institutional and Class R6 Shares Prospectus, each dated February 1, 2022 (collectively, the “Prospectuses”), with respect to Sterling Capital Equity Income Fund (the “Fund”).

Effective November 8, 2022, Adam Bergman will no longer serve as a co-portfolio manager of the Fund and Jeremy M. Lopez has been added as a co-manager of the Fund. Accordingly, the “Management—Portfolio Managers” section in the Prospectuses with respect to the Fund is hereby deleted and replaced with the following:

Portfolio Managers

Charles J. Wittmann, CFA

Executive Director of Sterling Capital and Co-Portfolio Manager

Since December 2021

(formerly Associate Portfolio Manager from July 2021 - December 2021)

Jeremy M. Lopez, CFA

Executive Director of Sterling Capital and Co-Portfolio Manager

Since November 2022

The following replaces the third paragraph of the description of the Portfolio Managers set forth under “Fund Management—Portfolio Managers – Special Opportunities and Equity Income Fund” in the Prospectuses with respect to the Fund, effective November 8, 2022:

Jeremy M. Lopez, CFA, Executive Director, joined Sterling Capital Management in 2016 and has investment experience since 1997. Jeremy has been the co-portfolio manager of the Equity Income Fund since November 2022. Prior to joining Sterling, he worked as an equity research analyst at Herndon Capital Management and Wells Capital Management. Additionally, he was a senior equity research associate at William & Blair Company. Jeremy received his B.A. in Economics from Wheaton College and his M.B.A. from the University of Chicago’s Booth School of Business. He holds the Chartered Financial Analyst® designation.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE.

STAT-SUP-1122